File No. 33-81926

File No. 811-08652

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

/X/

POST-EFFECTIVE AMENDMENT NO.

14

and

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 16

/X/

CROFT FUNDS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Address of Principal Executive Offices, Zip Code)

Registrant's Telephone Number, including Area Code (410) 576-0100

Mr. Kent Croft

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Name and Address of Agent for Service)

Copies to:

JoAnn M. Strasser, Esquire

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

It is proposed that this filing will become effective (check appropriate box)

_   immediately upon filing pursuant to paragraph (b) of Rule 485

_  on (date) pursuant to paragraph (b) of Rule 485

X   60 days after filing pursuant to paragraph (a) of Rule 485

_  on (date)  pursuant to paragraph (a) of Rule 485

_   75 days after filing pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

_____

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

Croft-Leominster

Value Fund

Income Fund

No person has been authorized to give any information or to make any representation not contained in this prospectus in connection with the offering made by this prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Funds. This prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

CROFT FUNDS CORPORATION

Croft-Leominster Value Fund

Croft-Leominster Income Fund

November 6, 2006

The Value Fund and the Income Fund are two separately-managed, diversified portfolios of Croft Funds Corporation, a no-load, open-end management investment company. Croft-Leominster, Inc. serves as investment manager for the Funds.

o

The Value Fund seeks capital growth by investing primarily in the common stock of companies that are believed to be undervalued and have good prospects for capital appreciation.

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The Income Fund seeks a high level of current income with moderate risk of principal by investing primarily in a diversified portfolio of U.S.-traded investment grade fixed-income securities.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE  OF CONTENTS

        PAGE

Investment Summary:

Investment Objectives,
Strategies and Risks                                1

Fund Performance Information:

Average Annual Total Returns

4

Fees and Expenses of the Funds

5

Example of Annual Expenses

5

Management of the Funds:

Investment Manager

6

Portfolio Manager

6

Shareholder Information:

How Net Asset Value is Determined

7

How to Buy Shares

7

How to Redeem Shares

9

Distributions

10

Taxes

10

Distribution Plan

10

Financial Highlights

11

Shareholder Inquiries

Back Cover

INVESTMENT SUMMARY

THE VALUE FUND

[graphic] Investment Objective

The Value Fund’s investment objective is growth of capital.

[graphic] Principal Investment Strategies

Croft-Leominster, Inc. (the “Manager”) employs an investment philosophy that is value-oriented and at times somewhat contrarian to the marketplace.  The Manager employs a disciplined, bottom-up approach in selecting securities for investment, but does not attempt to time the market, reach for speculative gains, or overly rely on top-down macro-economic trends in managing the Fund.  The Manager applies this philosophy toward their goal of capital appreciation and reduced risk.

The Manager invests in a diversified portfolio of companies that aims to collectively have a lower price to earnings ratio than the market, a higher projected rate of earnings growth relative to the market, and what the Manager believes to be reduced risk levels relative to the general averages. The Manager also takes into consideration other valuations such as price to cash flow and price to book value.  In making investment decisions for the Fund, the Manager considers the underlying value of a company’s assets, including resource reserves and land assets, and other factors. Under normal circumstances, the Manager may sell a security when it reaches its full potential value based on a fundamental analysis, or when the Manager perceives the risk return ratio has become unfavorable.

The Fund invests primarily in common stocks of established mid-sized and large-sized companies that the Manager believes are undervalued. Mid-sized companies have market capitalizations in the range of $1.2 billion to $10 billion, and large companies are those with market capitalizations greater than $10 billion.

While the Manager generally intends to hold a carefully selected, diversified portfolio of securities, the Fund may from time to time, due to adverse investment conditions, take temporary defensive positions. These temporary positions may prevent the Fund from achieving its investment objective.

The investment policies and objective of the Value Fund may be changed without shareholder approval.

[graphic] Related Risks

Investing in equity securities involves risk and you may lose all or a substantial part of your investment. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

The Fund’s shares will fluctuate in value based on fluctuations in the value of the equity securities held in the Fund’s portfolio. The stocks in which the Fund invests will normally exhibit the characteristic of a lower price to projected earnings ratio than the market and a somewhat higher level of “company-specific” risks than the market. As a result, these stocks may have higher earnings sensitivity to the business cycle or interest rates, high debt levels, potential for business restructuring or other special situations, and legal or regulatory risks and uncertainties.

Many individual securities may be riskier than the market and experience abrupt short-term price movements and may result in possible loss of money on your investment. The Fund’s net asset value, yield, and total return may be affected by such price movements.

THE INCOME FUND

[graphic] Investment Objective

The Income Fund’s investment objective is high current income with moderate risk to principal.

[graphic] Principal Investment Strategies

The Fund invests primarily in corporate bonds and other fixed-income securities that are considered investment grade or better. The Fund invests to a lesser but still significant extent in U.S.-traded fixed income securities that are rated below “investment grade” or that are not rated. These lower-rated securities are often referred to as “high yield securities” or “junk bonds.” Under normal circumstances, the Manager may sell a security when it reaches its full potential value, based on a fundamental analysis, or when its risk return ratio becomes unfavorable.

The Manager emphasizes current income when selecting securities. The Fund will generally hold a diversified portfolio of investments to help minimize the effects on the Fund in the event that the credit rating of any investment is downgraded or underlying obligations are not repaid. When the Fund invests in high yield securities, it generally seeks to receive a correspondingly high return to compensate it for the additional credit risk and market risk it has assumed.  The Fund may invest in bonds and other fixed-income securities of any maturity.

The Manager also will attempt to minimize the effects on the Fund of early issuer redemptions by purchasing some bonds that are either selling at a discount to their call price (the price at which they can be redeemed by the issuer before their scheduled maturity) or are noncallable for life.

The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, economic, political, or other conditions. These temporary positions may prevent the Fund from achieving its investment objective.

The investment policies and objectives of the Income Fund may be changed without shareholder approval.

[graphic] Related Risks

The Fund’s shares will fluctuate in value in response to interest rate changes and other factors, which may cause you to lose all or a substantial part of your investment.

The Fund’s net asset value, yield and total return may be affected by a decline in the price of bonds held by the Fund or a default on an underlying obligation. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.  Generally, the longer the maturity of the fixed-income security, the more the value will decline when interest rates rise.  High-yield junk bonds are especially sensitive to changes in interest rates.

Changes by recognized agencies in the rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal will affect the value of the Fund’s investment. The prices of below investment grade securities are likely to be heavily affected by changes in levels of economic activity and issuer creditworthiness.

The Fund’s investments in high-yield junk bonds involves greater risk of default or price decline than investments in investment grade securities. High-yield junk bonds may have greater price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets. Prices may also be affected by investors’ perception of credit quality and the outlook for economic growth, and may move independently of interest rates and the overall bond market.

[graphic] Fund Performance

The bar chart and table below reflect the performance of each Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in each of the Funds. This past performance (before and after taxes), however, does not necessarily indicate how a Fund will perform in the future.

The Value Fund
1996	20.00%
1997	32.50%
1998	(2.30)%
1999	11.30%
2000	14.90%
2001	(1.50)%
2002	(25.80)%
2003	34.50%
2004	13.50%
2005	10.80%

The Income Fund
1996	7.10%
1997	13.00%
1998	3.30%
1999	(0.30)%
2000	1.40%
2001	8.90%
2002	8.20%
2003	15.70%
2004	5.90%
2005	1.60%

*The year to date return as of September 30, 2006 was ____% and ____%  for the Value and Income Funds, respectively.

During the years displayed in the bar charts, the highest and lowest return for an individual calendar quarter was as follows:

	Highest	For the	Lowest	For the
	Quarterly	Quarter	Quarterly	Quarter
	Return	Ended	Return	Ended

Value Fund	20.21%	(6/30/97)	(25.29%)	(9/30/98)

Income Fund	6.09%	(6/30/03)	(1.69%)	(3/31/96)

Average Annual Total Returns (For years ended December 31, 2005).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown.

Value Fund
	One	Five	Ten
	Year	Year	Year
Value Fund Returns Before Taxes	10.8%	4.3%	9.4%
Value Fund Returns after Taxes on
Distributions[1]	9.3%	3.7%	8.8%
Value Fund Returns After Taxes on
Distributions and Sale of Fund Shares[1]	8.1%	3.5%	8.1%
S&P 500[2] (reflects no deductions
for fees, expenses or taxes)	4.9%	0.5%	9.1%

Income Fund
	One	Five	Ten
	Year	Year	Year
Income Fund Returns Before Taxes	1.5%	7.9%	6.3%
Income Fund Returns after Taxes on
Distributions[1]	-0.1%	5.8%	3.8%
Income Fund Returns After Taxes on
Distributions and Sale of Fund Shares[1]	1.0%	5.4%	3.7%
Lehman-Brothers Intermediate Bond
Index[3] (reflects no deductions for	1.6%	5.5%	5.8%
fees, expenses or taxes)

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The S&P 500 Composite is an unmanaged index that is a widely recognized indicator of general market performance.

3 The Lehman-Brothers Intermediate Bond Index is a broad measure of the performance of intermediate (one to ten years) government and corporate fixed-rate debt issues.

[graphic] Fees and Expenses

of the Funds

These tables describe the fees and expenses you may pay if you buy and hold shares of the Funds.

		Value Fund	Income Fund

Shareholder Fees	Early Redemption Fee (as a percentage of amount redeemed)*	2.00%	2.00%
(fees paid directly from your investment)

The Funds do not charge sales loads.	Annual Fund Operating Expenses
Redemption proceeds wired to a	(expenses deducted from Fund assets)
designated account at the
shareholder’s request however	Management Fees	0.94%	0.79%
will be reduced by a wire
redemption fee of $20.	Distribution (12b-1) Fees**	None	None

	Other Expenses	0.82%	0.88%

	Total Annual Fund

	Operating Expenses	1.76%	1.67%

	Less Waivers/Reimbursements***	0.26%	0.57%

	Net Annual Fund Operating Expenses	1.50%	1.10%

	* The Fund will deduct a 2.0% redemption fee from your redemption proceeds if you purchase share and then redeem those shares within 30 days.
	** The Funds have adopted a rule 12b-1 plan, but as of the date of this prospectus, the Funds have not implemented it or paid any 12b-1 fees.

*** The Manager has contractually agreed to waive its fees and/or reimburse Fund expenses through August 31, 2007 to limit Fund Total Operating Expenses to 1.50% for the Value Fund and 1.10% for the Income Fund.

Example:  The following Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the ends of those periods.  The Example is based on Net Annual Fund Operating Expenses for the 1st year and Total Annual Fund Operating Expenses for the remaining periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  This hypothetical rate of return is not intended to be representative of past or future performance.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Value Fund	$153	$474	$818	$1,791
Income Fund	$112	$350	$606	$1,340

MANAGEMENT OF THE FUNDS

Investment Manager.  Pursuant to an advisory agreement with the Corporation, the Manager provides investment advisory and portfolio management services and makes day-to-day investment decisions for the Funds.  The Manager is registered as an investment advisor with the SEC and has been in the investment management business for more than 16 years.  On June 30, 2006, the Manager managed over $521 million of assets for pension plans, corporations, individuals, institutions and limited partnerships.  The Manager’s address is Canton House, 300 Water Street, Baltimore, Maryland 21202.

A discussion regarding the basis for the Board of Directors' approval of the advisory agreement will be available in the Semi-Annual Report to Shareholders for the period ending October 31, 2006.  For the fiscal year ended April 30, 2006, the Manager received a management fee, as a percentage of average net assets, equal to 0.94% from the Value Fund and 0.79% from the Income Fund.

Co-Portfolio Managers

Kent G. Croft, President of the Manager, Russell G. Croft, Vice President of the Manager, and L. Gordon Croft, Vice President of the Manager have  joint responsibility for overseeing the investments of each Fund's assets.  The portfolio managers make investment decisions by consensus, each having equal authority and responsibility with respect to the portfolios.

Mr. Kent G. Croft holds an A.B. degree (1985) from Dartmouth College.  From 1985 through May 1988, Mr. Croft was employed as a manager in the equity department at Salomon Brothers, Inc., New York.  From 1988 to1989, Mr. Croft was Vice President, Real Estate Investments for Bryans Road Corp.  In 1989, he founded Croft-Leominster, Inc with L. Gordon Croft.  He is a former board member for the Baltimore Securities Analyst’s Society and is a member of the Association of Investment Management and Research.  Lastly, he is NASD and NYSE registered and completed work at Harvard University’s Kennedy School of government in behavioral finance.

Mr. Kent Croft’s other activities have included Trustee of Charles County Community College Foundation, President of Croft-Leominster, Inc. Foundation, Trustee of the Maryland Mentoring Partnership, Trustee of the Wildfowl Trust of North America and Trustee at St. Paul’s School.

Mr. Russell G. Croft holds a B.A. degree (1996) from Washington and Lee University and obtained his M.B.A. (1998) from the University of London.  Before coming to Croft-Leominster, Inc., Mr. Croft had experience working for Gabelli & Company in New York.

Mr. L. Gordon Croft holds a B.E.S. degree in Engineering from the Johns Hopkins University and an M.E.A. in Engineering from George Washington University.  From 1967 through 1989, he held various positions with T. Rowe Price Associates, Inc., most recently as an investment counselor and director.  Mr. Croft founded Croft-Leominster, Inc. with Kent Croft in 1989.

The Funds' Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

[graphic] HOW NET ASSET VALUE IS

DETERMINED

The price of Fund shares is the Fund’s net asset value.  The net asset value per share of each Fund is determined once on each day on which the New York Stock Exchange is open (a “Business Day”), as of the close of the Exchange, usually 4:00 p.m. Eastern Time (“Valuation Time”).  Portfolio securities for which market quotations are readily available are valued at market price.  Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which the Corporation’s Directors have determined to approximate their market value.  If market prices are not available or, in the Manager’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Manager may value a Fund’s assets at their fair value according to policies approved by the Board of Directors.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Manager may need to price the security using the Corporation’s fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders.  If a Fund uses a fair value price, there is no assurance that the Fund will receive the fair value price when the security is sold.

Orders for the purchase of shares of a Fund are executed at the net asset value determined as of the next Valuation Time after an order is received in proper form.  Shares will not be priced on days when the New York Stock Exchange is closed.

[graphic] IMPORTANT INFORMATION

ABOUT NEW ACCOUNTS

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identify.

HOW TO BUY SHARES

You may purchase shares by mail, wire, or through broker-dealer firms that make shares available.  The Funds do not charge any sales charges for purchases of Fund shares.

The minimum initial investment is $2,000 ($500 for an IRA), and the minimum additional investment is $200.  The Corporation reserves the right to reject any order for the purchase of shares in whole or in part.

[graphic] Purchases by Mail

You may open an account by mail or overnight delivery by sending a check or other negotiable bank draft (payable to:  the Croft-Leominster [Name of Fund]) for $2,000 or more ($500 minimum for IRAs), together with the completed Application Form to the Corporation at the following address (use for overnight delivery also).

      Croft-Leominster Inc.

      c/o Mutual Shareholder Services, LLC

      8000 Town Centre Drive

      Suite 400

      Broadview Heights, OH 44147

All applications are available online at www.croftfunds.com or by calling 800-551-0990.

If you are making a subsequent investment, you should send a stub from a previous confirmation in lieu of the application form.  If no stub is available, you should send a brief letter giving the name of the Fund(s), registered name(s) of the account and the account number along with a check indicating your account number on the face.  Checks do not need to be certified but must be drawn on a U.S. bank.

Mutual Shareholder Services, the Corporation’s transfer agent, will charge a $20 fee against your account for any check returned to the Custodian.  You will also be responsible for any losses suffered by a Fund as a result of a returned check.

[graphic] Purchase by Wire

You may purchase shares by wire.  A purchase order will be effective as of the day received, if the order and payment are received before 4:00 P.M. Eastern Time.  Your bank may charge a wire fee.

If you are establishing a new account or purchasing additional shares for an existing account by wire transfer, you should call Mutual Shareholder Services beforehand to provide account information.  A properly completed and signed application marked “follow up” must be sent for all new accounts opened by wire, which are subject to acceptance by the Fund.

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase share of the Funds by requesting the bank to transmit funds by wire. Please contact the Funds' transfer agent at 1-800-746-3322 to obtain wire instructions.

[graphic] Tax-Deferred Retirement Plans

You may purchase shares for virtually all types of tax-deferred retirement plans.  Please contact the Funds' transfer agent at 1-800-746-3322 to obtain plan forms and/or custody agreements for the following:

Individual Retirement Accounts – All Types.  These are for individuals and their nonemployed spouses who wish to make a limited tax-deductible contribution to a tax-deferred account for retirement; and

Simplified Employee Pension Plans

US Bank, N.A. furnishes custodian services to the Funds’ shareholders for such tax-deferred retirement plans.  Dividends and distributions will be automatically reinvested without a sales charge.  For further details, including fees charged, tax consequences and redemption information, see the specific plan documents, which can be obtained from the Corporation.  You should consult with your tax advisor before establishing any tax-deferred retirement plans.

If you are interested in investing your IRA account in the Funds, you may have to establish an IRA or IRA Rollover account through US Bank, N.A.  Please call the Funds' transfer agent at 1-800-746-3322 for further information.

HOW TO REDEEM SHARES

You may redeem shares by sending written request, signed by the record owner(s), to:  Mutual Shareholder Services, the Fund’s transfer agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.  The request must specify the name of the Fund and the number of shares to be redeemed.

o

Redemption requests and changes to the shareholder’s address or designated bank account must be guaranteed by an “eligible guarantor institution” (which includes:  banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.)  Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program.  A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000.  Credit unions must be authorized to issue signature guarantees.

o

You may not redeem shares directly from the Funds by telephone.  If you have purchased those shares through a broker, you may redeem those shares through such broker consistent with the broker’s policies (which might permit telephone redemptions), the terms of any agreement with the broker governing the purchase and redemption of those shares, and the terms of any agreement governing the relationship between the broker and the Funds.  Under these circumstances, redemptions may be effected by telephone through such brokers.

o

The redemption price is the net asset value per share next computed after receipt of the redemption request in proper form, minus any applicable redemption fee.  Payment on redemption will be made as promptly as possible and in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier’s checks) will be forwarded only upon collection of payment for the shares (collection of payment could take up to 15 days).  The Custodian will charge $20 for a Federal Reserve wire redemption payment made at your request.

o

The Funds reserve the right to redeem shares if the account has a value of less than $1,000 due to redemptions.  If a Fund exercises its right to redeem such shares, you will be given written notice and will be allowed 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000.

o

The Funds will pay cash for all shares redeemed, except under abnormal conditions that make payment in cash impractical.  In such an instance, payment may be made wholly or partly in liquid portfolio securities with a market value equal to the redemption price.  You may incur brokerage costs and taxes in converting such securities to cash.

o

The Funds will deduct a 2.0% redemption fee from your redemption proceeds if you purchase shares and then redeem those shares within 30 days. Redemption fees are paid to the Fund, and are designed to deter excessive short -term trading and offset commissions and other costs associated with fluctuations in Fund asset levels caused by short-term trading. To calculate the holding period, shares held the longest will be treated as being redeemed first, and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions (dividends and capital gains). The Funds may terminate or modify the terms of the redemption fee at any time, and may waive the redemption fee for special circumstances.

MARKET TIMING

The Corporation discourages market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.    The Board of Directors has adopted a redemption policy to discourage short term traders and/ or market timers from investing in the Funds. A 2% fee will be assessed against investment proceeds withdrawn within 30 days of investment. The proceeds collected from redemption fees will be used for the benefit of existing shareholders of the applicable Fund. The redemption fee is applied uniformly in all cases.  While the Corporation attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  In addition to the redemption fee, the Funds reserve the right to reject any purchase order for any reason, including purchase orders that the officers do not believe are in the best interest of a Fund or its shareholders or if the officers believe that trading is abusive.

DISTRIBUTIONS

The Funds distribute as dividends substantially all net investment income (which comes from dividends and interest received from investments) and net realized capital gains, if any.  The Value and Income Funds generally will declare and pay dividends out of any investment income annually and quarterly, respectively, and distribute any net realized capital gains annually.  Any distributions will be paid in Fund shares, unless you elect, in writing, at least 15 days prior to the date of  distribution by written notice to the Corporation’s transfer agent, to receive them in cash.  Such election will become effective for any future dividends.

TAXES

Distributions you receive from the Funds may be subject to Federal, state and local taxation, depending on you tax situation.  The tax treatment of dividends and distributions is the same whether or not you reinvest them.  Dividends are taxable either as ordinary income or as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income. Capital gains distributions are taxed as long-term capital gains.  The Funds will tell you annually how to treat dividends and distributions.

If you redeem shares of a Fund, you may be subject to tax on any gains you earn based on your holding period for the shares.  An exchange of shares of a Fund for shares of another Fund is a sale of Fund shares for tax purposes.

DISTRIBUTION PLAN

The Funds have adopted a distribution and shareholder services plan (the “Plan”) pursuant to rule 12b-1 of the Investment Company Act of 1940.  As provided in the Plan, each Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets to broker-dealers for distribution assistance and to financial institutions and intermediaries such as banks, savings and loan association, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  The Plan also provides for payment of expenses relating to the costs of prospectuses, reports to Shareholders, sales literature and other materials for potential investors.  As of the date of this prospectus, the Funds have not implemented the Plan or paid any rule 12b-1 fees.

[graphic] Financial Highlights

The following financial highlights information is intended to help you understand the financial performance of each Fund for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal years ended April 30, 2004, 2005, and 2006 have been audited by Cohen Fund Audit Services, Ltd. (formerly known as Cohen McCurdy, Ltd.), whose report, along with each Fund’s financial statements, are incorporated by reference into the Funds’ Statement of Additional Information and are included in each Fund’s 2006 Annual Report to Shareholders, which are available upon request. Information for all other years was audited by the Funds’ previous auditors.

CROFT-LEOMINSTER VALUE FUND

Selected data for a share outstanding throughout the period:

	For the Years Ended April 30,

	2006	2005	2004	2003	2002

Net Asset Value at Beginning of Period	$18.57	$17.62	$13.94	$17.25	$18.64
Net Investment Income/ (Loss) *	0.03	0.08	(0.02)	0.02	(0.04)
Net Gains or Losses on Securities (Realized and Unrealized)	4.80	1.65	3.72	(3.32)	(1.07)
Total from Investment Operations	4.83	1.73	3.70	(3.30)	(1.11)

Distributions (From Net Investment Income)	(0.06)	(0.06)	(0.02)	0.00	(0.03)
Distributions (From Capital Gains)	(1.40)	(0.72)	0.00	(0.01)	(0.25)
Total Distributions	(1.46)	(0.78)	(0.02)	(0.01)	(0.28)

Net Asset Value at End of Period	$21.94	$18.57	$17.62	$13.94	$17.25

Total Return (a)	26.77%	10.01%	26.55%	(19.11)%	(6.05)%
Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$11,024	$7,341	$6,596	$5,278	$5,727
Ratio of Expenses to Average Net Assets before waivers and reimbursement	1.76%	2.01%	2.05%	2.37%	2.23%
Ratio of Net Investment Income (Loss) to Average Net Assets before waivers and reimbursement	(0.12)%	(0.10)%	(0.66)%	(0.71)%	(0.92)%
Ratio of Expenses to Average Net Assets after waivers and reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets after waivers and reimbursement	0.13%	0.41%	(0.12)%	0.16%	(0.22)%
Portfolio Turnover Rate	21.97%	47.54%	46.42%	54.64%	47.79%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

* Net investment income/loss per share amounts were calculated using the average share method.

CROFT-LEOMINSTER INCOME FUND

Selected data for a share outstanding throughout the period:

	For the Years Ended April 30,

	2006	2005	2004	2003	2002

Net Asset Value at Beginning of Period	$10.21	$10.12	$9.90	$9.23	$9.24
Net Investment Income/ (Loss) *	0.49	0.45	0.52	0.57	0.59
Net Gains or Losses on Securities (Realized and Unrealized)	(0.24)	0.09	0.22	0.67	0.04
Total from Investment Operations	0.25	0.54	0.74	1.24	0.63

Distributions (From Net Investment Income)	(0.48)	(0.45)	(0.52)	(0.57)	(0.61)
Distributions (From Capital Gains)	0.00	0.00	0.00	0.00	(0.03)
Total Distributions	(0.48)	(0.45)	(0.52)	(0.57)	(0.64)

Net Asset Value at End of Period	$9.98	$10.21	$10.12	$9.90	$9.23

Total Return (a)	2.43%	5.42%	7.61%	14.04%	6.91%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$10,040	$8,786	$8,451	$8,158	$8,287
Ratio of Expenses to Average Net Assets before waivers and reimbursement	1.67%	1.68%	1.64%	1.72%	1.76%
Ratio of Net Investment Income (Loss) to Average Net Assets before waivers and reimbursement	4.28%	3.79%	4.61%	5.48%	5.57%
Ratio of Expenses to Average Net Assets after waivers and reimbursement	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets after waivers and reimbursement	4.85%	4.36%	5.15%	6.11%	6.23%
Portfolio Turnover Rate	14.61%	1.76%	10.15%	37.26%	23.80%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

* Net investment income/loss per share amounts were calculated using the average share method.

INVESTMENT MANAGER

Croft-Leominster, Inc.

Canton House, 300 Water Street

Baltimore, Maryland 21202

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street

14th Floor

Cincinnati, OH  45202-4089

INDEPENDENT AUDITORS

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, Ohio 44145

CUSTODIAN

US Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

TRANSFER  AGENT &

SHAREHOLDER
SERVICES AGENT

Mutual Shareholder Services, LLC

8000 Town Centre Drive

Suite 400

Broadview Heights, OH  44147

CROFT FUNDS CORPORATION

Shareholder Inquiries

If you have questions about your account, you may contact the Corporation’s transfer agent at: 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147 or by calling 1-800-746-3322.

You may obtain the following additional information about the Funds, free of charge, from your securities dealer or servicing agent, or by writing to: Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202 or by telephoning 1-800-551-0990 or on our website at www.croftfunds.com:

o

A Statement of Additional Information (SAI) about the Funds contains detailed information on the Funds’ policies and operations, including policies and procedures relating to disclosure of the Funds' portfolios which is incorporated by reference into this prospectus.

o

The Fund’s most recent annual and semiannual reports, which contain detailed financial information. The annual report also contains a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

o

Detailed information about purchasing and redeeming Fund shares, which is incorporated by reference into the Prospectus.

o

The Funds most recent proxy voting policy.

In addition you may review information about the Funds (including the SAI) at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, DC (Call (202) 551-8090 to find out about the operation of the Public Reference Room). The SEC’s Internet site at http://www.sec.gov has reports and other information about the Funds, and you may get copies of this information by writing the Public Reference Section of the SEC, 100 F Street N.E., Washington, DC 20549-5009 and by paying duplicating fees.

Investment Company Act File No. 811-08652

CROFT FUNDS CORPORATION

Croft-Leominster Value Fund

Croft-Leominster Income Fund

STATEMENT OF ADDITIONAL INFORMATION

November 6, 2006

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated November 6, 2006.  The Corporation’s Annual Report for the fiscal year ended April 30, 2006, including notes thereto and the report of the independent auditors, has been filed with the SEC and are incorporated by reference into this Statement of Additional Information.  You may obtain a copy of the Prospectus or Annual Report by writing Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202, by calling 1-800-551-0990, or on the web (www.croftfunds.com).

TABLE OF CONTENTS

Page

ORGANIZATION AND CAPITALIZATION OF THE CORPORATION

1

INVESTMENT OBJECTIVE AND POLICIES

1

GENERAL INVESTMENT PRACTICES

2

MISCELLANEOUS INVESTMENT PRACTICES

5

FUNDAMENTAL INVESTMENT RESTRICTIONS

5

NON-FUNDAMENTAL INVESTMENT RESTRICTION

5

CODES OF ETHICS

7

MANAGEMENT OF THE FUNDS

7

PROXY VOTING

12

PRINCIPAL SHAREHOLDERS

12

OTHER SERVICES

13

PORTFOLIO TRANSACTIONS

14

PURCHASES AND REDEMPTIONS

26

TAXES

17

DISTRIBUTIONS

19

FINANCIAL STATEMENTS

20

ORGANIZATION AND CAPITALIZATION OF THE CORPORATION

Croft Funds Corporation (the “Corporation”) was established as a corporation under the laws of the State of Maryland under Articles of Incorporation (the “Articles”) dated July 20, 1994 and is authorized to issue 30 million shares of capital stock, par value of $.001 per share ("Shares"), all of which Shares are designated common stock.  Each Share shall be entitled to dividends and distributions when and if declared by each Fund.  In the event of liquidation or dissolution of a Fund, each Share would be entitled to its pro rata portion of the Fund’s assets after all debts and expenses have been paid.  A copy of the Articles is on file with the Secretary of the State of Maryland.

Shares of each Fund are entitled to one vote per share, with proportional voting for fractional shares, on the matters that shareholders are entitled to vote.  Shareholders will not normally be required to meet for the purpose of electing Directors, except insofar as elections are required under the Investment Company Act of 1940 (“1940 Act”).

The Directors may also be removed by a vote of a majority of the outstanding shares of the Funds at a meeting duly called for such purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders, who have been such for at least six months, and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Director, the Funds have agreed to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, each Director will continue to hold office and may appoint his successor.

The Board of Directors may classify any authorized but unissued Shares into classes and may establish certain distinctions between classes relating to additional voting rights, payments of dividends, rights upon liquidation or distribution of the assets of the Funds and any other restrictions permitted by law and the Corporation’s Articles.

INVESTMENT OBJECTIVE AND POLICIES

The Croft-Leominster Value and Income Funds (the “Funds”) are diversified portfolios of the Corporation, an open-end management investment company.  The investment objectives and policies of the Funds are outlined below and in the Prospectus. There is no assurance that a Fund’s objective will be achieved.

The investment policies and objectives of the Funds may be changed without shareholder approval.

All percentage limitations on investments (with the exception of the borrowing policy) described in the Prospectus and this Statement of Additional Information (“SAI”) apply at the time of the making of an investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

This SAI contains certain supplemental information about the Funds’ objectives and policies, including “miscellaneous investment practices” in which the Funds may engage.  A description of security ratings is set forth in Appendix A to this SAI.

The Value Fund.  The Value Fund’s investment objective is growth of capital.  Under normal market conditions, the Fund invests primarily in common stocks of established mid-sized and large-sized companies that the Manager believes are undervalued.  Although the Value Fund invests primarily in common stocks, up to 35% of its assets may be invested in warrants and in investment-grade convertible securities, preferred stocks, and corporate debt securities.  Consistent with its objective, the Fund may invest in U.S.-traded securities and non-U.S. traded equity securities of foreign issuers, and may invest a portion of its assets in foreign debt securities.  The Fund may invest up to 10% of its assets in non-investment grade debt securities with ratings as low as CCC from Standard & Poor’s Corporation (“S&P”) or Caa from Moody’s Investors Services, Inc. (“Moody’s”).  These securities are commonly referred to as “junk bonds.”  Debt securities rated Caa by Moody’s may be in default or may present elements of danger with respect to principal or interest.  Debt securities rated CCC by S&P have a current identifiable vulnerability to default and are dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

In seeking investments for the Value Fund, the primary consideration of the Fund’s manager, Croft-Leominster, Inc. (the “Manager”), is to invest in securities that the Manager believes are currently undervalued due to inefficiencies in the market.  However, in selecting such securities, the Manager’s opinions and judgments may be contrary to those of the majority of investors.  In certain instances, such opinions and judgments will involve the risk of a correct judgment by the majority, or an individual security or group of securities may remain depressed for an extended period of time or even fall to a new low, in which case losses or only limited profits may be incurred.

The Income Fund.  The Income Fund’s investment objective is high current income with moderate risk to principal. Under normal market conditions, the Fund will invest at least 65% of its total assets in a diversified portfolio of U.S.-traded investment grade securities.  Although the Income Fund invests primarily in a diversified portfolio of investment grade fixed-income securities, up to 35% of its assets may be invested in warrants and in investment-grade convertible securities, preferred stocks, and common stocks.  Consistent with its objective, the Fund primarily invests in debt securities that are considered investment grade (e.g., rated Aaa, Aa, A, or Baa by Moody’s, or AAA, AA, A, or BBB by S&P, or, if not rated, determined by the Manager to be of comparable quality). The Fund may also invest up to 35% of its assets in non-investment grade debt securities.  These securities, commonly referred to as “junk bonds,” are rated Ba or below by Moody’s or BB or below by S&P, or have no credit rating at all but are determined to be of comparable quality by the Manager.  The Fund may own securities with ratings as low as Caa from Moody’s or CCC from S&P.  Debt securities rated Caa by Moody’s may be in default or there may be present elements of danger with respect to principal or interest.  Debt securities rated CCC by S&P have a current identifiable vulnerability to default and are dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

GENERAL INVESTMENT PRACTICES

Cash Reserves.  The Funds generally will not employ defensive strategies, although during periods of difficult or unfavorable market conditions, each Fund may invest up to 100% of its assets in high-quality, short-term debt securities (including money market funds that invest in such securities) or cash.  These instruments include certificates of deposit and banker’s acceptances issued by FDIC-insured banks, commercial paper that is either issued by companies having an outstanding debt issue rated at least A or better by S&P or A or better by Moody’s and short-term corporate obligations that are rated A-2 or better by S&P or Prime-2 or better by Moody’s or, if not rated, are of comparable quality as determined by the Manager.  In addition, the Funds may hold any cash balances it accumulates for investment, reinvestment or distribution in such short-term debt securities.

Convertible Securities, Preferred Stocks, and Warrants.  Each Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities.  Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company’s earnings and assets before common stock owners, but after bond owners.  Warrants are options that entitle the holder to buy a stated number of shares of common stock at a specific price at a specified future date (generally, two or more years.)

Equity Securities.  The Funds may invest in equity securities, including common stocks, represent an ownership interest in a corporation and have the least claim on a company’s earnings and assets.  In purchasing equities, each Fund may invest in companies that pay a significantly higher yield than the general market.  In contrast to fixed-income securities, the dividends of common stocks may be increased periodically.

Fixed-Income and Convertible Securities.  The Funds may invest in U.S. Government and corporate debt and convertible securities of varying maturities.  The Funds may invest in these securities directly as well as indirectly by purchasing shares of open-end or closed-end mutual funds.  The Manager may adjust the average maturity of a Fund’s holdings of convertible and fixed-income securities from time to time, depending on a number of factors including:  (i) its assessment of the relative yields available on securities of different maturities, (ii) its expectations of future changes in interest rates, and (iii) with respect to convertible securities, its evaluation of the fundamental investment merits of the equity security for which the convertible security may be exchanged.

The Funds intend to purchase fixed-income and convertible securities that are primarily of investment grade (i.e., rated Baa or better by Moody’s or BBB or better by S&P).  However, the Funds may also invest in fixed-income and convertible securities rated Ba or below by Moody’s or BB or below by S&P, or, if unrated, judged by the Manager to be of comparable quality.  Such securities are often called “junk bonds.”  See “High-Yield Junk Bonds” below for more information.

Foreign Securities.  The Funds may invest in securities of foreign issuers which may be traded in domestic securities markets in the form of American Depository Receipts (ADRs), or in ordinary share form traded in the market of the country of origin.  These foreign securities, in particular those traded principally overseas, may involve certain special investment risks due to foreign economic, political and legal developments, including: (i) favorable or unfavorable changes in currency exchange rates, (ii) exchange control regulations (including currency blockage), (iii) expropriation of assets or nationalization, (iv) imposition of withholding taxes on dividend or interest payments, and (v) possible difficulty in obtaining and enforcing judgments against foreign entities.  Furthermore, issuers of foreign securities are subject to different, often less comprehensive accounting, reporting and disclosure requirements than domestic issuers.  The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable domestic companies and domestic securities markets.  Foreign brokerage commissions and other fees are also generally higher than in the United States.  There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.  In addition, unsponsored ADRs may provide less information to the holders thereof.

High-Grade, Short-Term Debt Securities.  The Funds may invest in a variety of high-grade, U.S. dollar-denominated, short-term debt securities, such as commercial paper rated A2/P2 or above.  For a description of the Moody’s and S&P ratings for such instruments, see Appendix A.  From time to time, the Funds may invest in such instruments when the Manager believes that suitable equity, convertible, or longer-term fixed-income securities are unavailable.  When a Fund is investing in such instruments, it is not investing in instruments paying the highest available yield at that particular time.  There are usually no brokerage commissions paid by a Fund in connection with the purchase of such instruments.  See “Portfolio Transactions - Brokerage and Research Services,” for a discussion of underwriters’ commissions and dealers’ spreads involved in the purchase and sale of such instruments.

A Fund’s portfolio holdings of short-term, high-grade debt instruments will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Fund.  The value of such securities can be expected to vary inversely to the changes in prevailing interest rates.  Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost.  Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost.  In either instance, if the security were held to maturity no gain or loss would normally be realized as a result of these fluctuations.  Redemptions or exchanges by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

High-Yield Junk Bonds.  These debt securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments.  In addition, such securities are often less liquid than their investment grade counterparts.  From time to time, adverse regulatory and economic developments may limit the ability of the participants in the High-Yield Junk Bond market to maintain orderly markets in certain High-Yield Junk Bonds.

The Value Fund may invest up to 10% of its net assets in High-Yield Junk Bonds.  The Income Fund may invest up to 35% of its net assets in High-Yield Junk Bonds.  As with other fixed-income and convertible securities, High-Yield Junk Bonds are subject to both credit risk and market risk, although the Manager believes that most convertible High-Yield Junk Bonds are likely to exhibit equity characteristics as well.

The value and liquidity of High-Yield Junk Bonds may be diminished by adverse publicity and investor perceptions.  Also, legislation limiting the tax benefits to the issuers of taxable High-Yield Junk Bonds or requiring federally-insured savings and loan institutions to reduce their holdings of taxable High-Yield Junk Bonds may continue to have an adverse effect on the market value of these securities.

Because High-Yield Junk Bonds are traded only in markets in which the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell High-Yield Junk Bonds at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. In such an event, such securities would be regarded as illiquid. Thinly traded High-Yield Junk Bonds may be more difficult to value accurately for the purpose of determining a Fund’s net asset value.  Also, because the market for certain High-Yield Junk Bonds is relatively new, that market may be particularly sensitive to an economic downturn or general increase in interest rates.

Particular types of High-Yield Junk Bonds may present special concerns.  Some High-Yield Junk Bonds in which a Fund invests may be subject to redemption or call provisions.  These provisions may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The Manager attempts to identify High-Yield Junk Bonds with relatively favorable investment characteristics.  The credit ratings issued by Moody’s and S&P are subject to various limitations.  For example, while such ratings evaluate the credit risk, they ordinarily do not evaluate the market risk of High-Yield Junk Bonds.  In certain circumstances, the ratings may not reflect in timely fashion adverse developments affecting an issuer.  For these reasons, the Manager conducts its own independent credit analysis of High-Yield Junk Bonds.

Illiquid Securities.  Each Fund may purchase illiquid securities, including securities whose disposition is restricted by the Federal securities laws.  Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a mutual fund's books.  The number of potential purchasers and sellers, if any, for such securities is limited, and the ability of a Fund to sell such securities at their fair market value may be limited.  It is expected that investments in illiquid securities will not exceed 10% of the net assets of a Fund at any time.  However, each Fund reserves the right to invest up to 15% of its net assets in illiquid securities.

Lending of Portfolio Securities.  For the purpose of realizing additional income, each Fund may lend securities with a value of up to 30% of its assets to broker-dealers, institutional investors, or other persons.  Any such loan will be continuously secured by liquid, high grade collateral consisting of U.S. government securities or cash, equal to the value of the security loaned.  Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral in case the borrower fails financially.

U.S. Government Securities.  The Funds may invest in obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service.  Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae).  These securities are not issued or guaranteed by the U.S. Government. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default.  Prior to maturity there might not be a market and, therefore, no means of realizing on the obligation prior to maturity.  Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the  value of a Fund’s shares.

MISCELLANEOUS INVESTMENT PRACTICES

Repurchase Agreements.  Each Fund may enter into repurchase agreements with banks and broker-dealers under which the Fund acquires a security (usually a U.S. Government security) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date.  The resale price is in excess of the acquisition price and reflects the agreed-upon market rate unrelated to the coupon rate on the purchased security.  These transactions may allow the Fund to earn a return on temporarily available cash at no market risk.  However, there is a risk that the seller may default on its obligation to pay the agreed-upon sum at the re-delivery date.  Such a default may subject the Fund to expenses, delays and risks of loss.   Repurchase agreements with a maturity of more than seven days, taken together with all of a Fund’s other illiquid assets, will not exceed 15% of a Fund’s net assets.   Repurchase agreements are considered loans under the 1940 Act.

Portfolio Turnover. A change in securities held by a Fund is known as “portfolio turnover” and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities.  The Funds’ annual “portfolio turnover” will be determined by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the Funds’ securities.  For purposes of calculation, securities which mature in one year or less are excluded.  Because of the long term nature of the Value Fund’s investment strategy, it is likely that portfolio turnover will not exceed the portfolio turnover of other investment companies.

The Funds will not generally trade in securities for short-term profits.  However, in certain limited circumstances, securities may be purchased and sold without regard to the length of time held.  Neither Fund can accurately predict its annual portfolio turnover rate, but the annual portfolio turnover rate is not expected to exceed 100% for either Fund.  A high turnover rate increases transaction costs and may increase taxable gains.

Warrants.  Each Fund may acquire attached and unattached warrants.  Warrants entitle the holder to purchase equity securities at a specific price for a specified period of time. Warrants in which the Fund may invest will be freely transferable, and no more than 2% of a Fund’s total assets will be invested in warrants which are not traded on either the New York Stock Exchange (“NYSE”) or the American Stock Exchange.  The Fund will not invest more than 5% of its net assets in warrants.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions may not be changed or eliminated with respect to a Fund without the affirmative vote of the majority of that Fund’s outstanding voting securities. The phrase “shareholder approval,” as used in the Prospectus, and the phrase a “vote of a majority of the outstanding voting securities,” as used in this SAI, means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

No Fund may:

(1)

purchase the securities of a company if, as a result:

(a)

the Fund would have more than 25% of its total assets concentrated in any one industry, or

(b)

with respect to 75% of its assets, the Fund’s holdings of that issuer would amount to more than

(i)

5% of the Fund’s total assets or

(ii)

10% of the outstanding voting securities of a single issuer other than those issued by the U.S. Government, its agencies or instrumentalities;

(2)

borrow money, except temporarily from banks to facilitate redemption requests in amounts not exceeding 5% of its total assets valued at market.

(3)

purchase additional securities when money borrowed exceeds 5% of the Fund’s total assets.

(4)

make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(5)

issue senior securities, except as permitted by the 1940 Act and the rules and regulations thereunder.

(6)

act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund’s securities.

(7)

purchase securities on margin, except that each Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8)

purchase or sell real estate, real estate limited partnership interests, futures contracts, and commodities or commodities contracts.  However, subject to the permitted investments of the Fund, each Fund may invest in marketable obligations secured by real estate or interests therein.

(9)

invest in companies for the purpose of exercising control.

(10)

make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may enter into repurchase agreements, and may lend its securities.

(11)

invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

(12)

purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

NON-FUNDAMENTAL INVESTMENT RESTRICTION

It is contrary to each Fund’s present policy, which may be changed by the Directors without shareholder approval, to: (i) invest more than 15% of the Fund’s net assets (taken at current value) in securities which at the time of such investment are not readily marketable; or (ii) write puts, calls, options or combinations thereof.

CODES OF ETHICS

The Board of Directors of the Corporation and the Manager each have adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. These Codes of Ethics (each a “Code” and together the “Codes”) apply to the personal investing activities of directors, officers and certain employees (“Access Persons”).  Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons.  Under each Code, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  In addition, certain Access Persons of the Corporation and the Manager are prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Copies of these Codes of Ethics are on file with the U.S. SEC and are available to the public.

MANAGEMENT OF THE FUNDS

The management and affairs of the Corporation and each Fund (of which there currently are two) are supervised by the Directors.  The Board of Directors is responsible for overseeing each Fund. The Directors have approved contracts, as described below, under which certain companies provide essential management services to the Corporation.  The Board’s audit committee consists of George Edwards and Charles McLaughlin.  The audit committee met twice during the fiscal year ended April 30, 2006.  The audit committee is responsible for overseeing the Corporation’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Corporation’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Corporation’s independent auditors and the full Board of Directors.  The Board has no standing nominating committee.  Independent directors, however, nominate other independent directors

Information about Directors who are “interested persons” of the Corporation as defined under the 1940 Act, and the officers of the Corporation, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Year of Birth	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer	Length of Time Served
[1]Kent G. Croft[2] Year of Birth: 1963	Director, President, CCO, and Secretary of the Corporation. President, Croft-Leominster, Inc. since 1989.	2	Croft-Leominster Inc., Wildfowl Trust of North America, St. Paul’s School	11 years
L. Gordon Croft[2] Year of Birth: 1932	Vice President of the Corporation. Vice President, Chief Investment Officer and Director of Croft-Leominster, Inc. since 1989.	2	Croft-Leominster Inc.	11 years
Phillip Vong Year of Birth: 1975	Assistant Vice President, Treasurer and Chief Financial Officer of the Corporation. Employee of Croft-Leominster, Inc. since 1997.	2	None	2 Years
George Russell Croft[2] Year of Birth: 1973	Vice President of the Corporation, Vice President of Croft Leominster, Inc. since 2001	2	Croft Leominster Inc.	Elected June 2006

1 The mailing address of each officer and Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

2 L. Gordon Croft is the father of Kent G. Croft and Russell G. Croft.  They are “interested persons” of the Trust because they are officers of the Trust.  In addition, they may be deemed to be “interested persons” of the Trust because they are officers of the Fund’s adviser.

Information about Directors who are not “interested persons” of the Corporation as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Year of Birth	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer	Length of Time Served
George D. Edwards, II1 Year of Birth: 1937	Director (and Chairman) of the Corporation. Past Chairman of the Board of the Omega Organization Inc., a financial services consulting firm, from 1995-2003. President and Chief Executive Officer, Hottman Edwards Advertising, Inc., 1971-1995.	2	None	11 years (Chairman 8 years)
Charles Jay McLaughlin[1] Year of Birth: 1962	Director of the Corporation. President, Orion Safety Products as of January 1999. Attorney, Oppenheimer Wolff & Donnelly (law firm, 1989-1995).	2	Orion Safety Products	7 years

1 The mailing address of each officer and Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

Fund Shares Owned by Board Members.  The following table shows the dollar range of each Director’s “beneficial ownership” of shares of each Fund as of the end of the most recently completed calendar year.  Dollar ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

Name of Director	Dollar Range of Equity Securities in Income Fund as of 12/31/05	Dollar Range of Equity Securities in Value Fund as of 12/31/05	Agg. Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Kent G. Croft	$50,001 - $100,000	Over $100,000	Over $100,000
George D. Edwards, II	$0	$1- $10,000	$1- $10,000
Charles Jay McLaughlin	$0	$1- $10,000	$1- $10,000

Certain Other Securities Owned by Independent Board Members.  The following table shows the independent Directors’ “beneficial ownership” (if any) of securities issued by the Manager (or a person in a control relationship) as of the end of the most recently completed calendar year:

Name	Name of Owners and relationship to Director	Name of Issuer	Title of Class	Value of Securities	Percent of Class
George D. Edwards, II	None	None	None	None	None
Charles Jay McLaughlin	None	None	None	None	None

Mr. Edwards is a participant in the Leominster-Croft Limited Partnership.  As of August 1, 2006, the value of this account was less than $20,000.

The Corporation’s Articles provide that the Corporation will indemnify its Directors and each of its officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Funds.  However, if it is determined that the Directors have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Director of any errors and omissions to the Corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties, the Corporation may not provide such indemnification.

Each Director who is not an “interested person” of the Corporation receives an annual fee of $1,000 for his service on the Board.  The Manager pays the salaries and expenses of each Director and officer who is also an officer or employee of the Manager.  Mr. L. Gordon Croft and Mr. Kent G. Croft, as stockholders and officers of the Manager, will benefit from the management fees paid by the Funds.

Name of Person, Position	Aggregate Compensation From Registrant for Fiscal Year Ended 2006	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Registrant Paid to Directors for Fiscal Year Ended 2006
Charles Jay McLaughlin	$1,000	N/A	N/A	$1,000
George D. Edwards, II	$1,000	N/A	N/A	$1,000

The Manager.  Under an agreement between the Corporation and the Manager, subject to such policies as the Directors of the Corporation may determine, the Manager, at its expense, will continuously furnish an investment program for the Funds and will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions.

Pursuant to the management agreement and subject to the general oversight of the Directors, the Manager also manages, supervises and conducts the other affairs and business of the Funds, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Funds.  As described under “Portfolio Transactions -- Brokerage and Research Services,” the Funds’ portfolio transactions may be placed with brokers which furnish the Manager, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Funds or their other clients.  Accordingly, the Funds may incur greater brokerage commissions than they might otherwise pay.

The management agreement has been approved by the Directors of the Corporation.  By its terms, the agreement will continue in force from year to year, but only so long as its continuance is approved at least annually by the Directors at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Corporation.  The agreement automatically terminates on assignment, and is terminable upon notice by the Funds.  In addition, the agreement may be terminated on not more than 60 days’ notice by the Manager given to the Funds.  In the event the Manager ceases to manage the Funds, the right of the Funds to use the identifying name of “Croft-Leominster” may be withdrawn.

Management Fee
Value Fund	0.94%
Income Fund	0.79%

The Funds pay, in addition to the management fee described above, all expenses not borne by the Manager, including, without limitation, fees and expenses of the Directors who are not affiliated with the Manager, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the shares of the Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Funds’ shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and insurance premiums.  The Funds are also responsible for such nonrecurring expenses as may arise, including litigation in which the Funds may be a party, and other expenses as determined by the Directors.

The management agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Manager is a Maryland corporation organized in 1989. L. Gordon Croft owns approximately 15%, Kent Croft owns approximately 28% and Russell Croft owns approximately 28% of the Manager’s outstanding voting shares.

For the fiscal years ended April 30, 2004, 2005 and 2006, the Funds accrued and paid, and the Manager waived, the following management fees:

	Fees Accrued and Paid			Fees Waived
	2004	2005	2006	2004	2005	2006
Value Fund	$57,837	$65,298	83,244	$33,580	$33,857	22,529
Income Fund	$64,692	$68,045	70,953	$43,990	$50,011	51,146

From September 1, 2006 through August 31, 2007, the Manager has contractually agreed to waive its management fees or reimburse Fund expenses to limit the overall expense ratios for the Value Fund and Income Fund (excluding ordinary brokerage commissions and extraordinary expenses) to 1.50% and 1.10%, respectively, of the Fund’s average net assets.  This arrangement may enhance the Funds’ performance.

Portfolio Managers Gordon Croft, Kent Croft and Russell Croft (the “Portfolio Managers”) are responsible for the day-to-day management of the Funds.  As of April 30, 2006, the Portfolio Managers were responsible for the management of the following other accounts, excluding the Funds:

Gordon Croft	Number of Accounts	Total Assets	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee
Registered Investment Companies	2	$20,992,590	0	0
Other Pooled Investment Vehicles	7	$52,998,335	7	$52,998,335
Other Accounts	298	$445,816,297	0	0
Russell G. Croft	Number of Accounts	Total Assets	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee
Registered Investment Companies	2	$20,992,590	0	0
Other Pooled Investment Vehicles	7	$52,998,335	7	$52,998,335
Other Accounts	298	$445,816,297	0	0
Kent Croft	Number of Accounts	Total Assets	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee
Registered Investment Companies	2	$20,992,590	0	0
Other Pooled Investment Vehicles	7	$52,998,335	7	$52,998,335
Other Accounts	298	$445,816,297	0	0

The portfolio managers manage numerous accounts. These accounts may include, but are not limited to, registered investment companies (i.e., mutual funds), other types of pooled accounts such as limited partnerships, and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that specific account. Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.  Another potential conflict of interest may arise where another account pays the Manager a fee based on the performance of the account, while the Funds do not pay performance fees, in which case a portfolio manager could favor such an account over the Funds.  Further, a potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one account over another.

To address these potential conflicts of interest, all portfolio transactions are implemented according the Manager’s trade allocation procedures. The Manager believes these procedures insure that all trades allocated to advisory clients (including the Funds) fulfill the Manager’s fiduciary duty to each client and otherwise allocates securities on a basis that is fair and nondiscriminatory.  In addition, the Manager has adopted a Code of Ethics that require personnel of the Manager to place the interests of the Funds ahead of their personal interests

The Portfolio Managers are compensated for their services by the Manager.  The Portfolio Managers' compensation consists of a salary, bonuses and Profit Sharing Plan.  Salary is fixed and not based on the Funds' assets or either Fund's performance.  The bonus and Profit Sharing Plan is based on the overall performance of Croft Leominster, Inc. but not tied to any benchmark.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of April 30, 2006.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Value Fund	Dollar Range of Equity Securities in the Income Fund
Kent Croft	$500,001 - $1,00,000	$100,001 - $500,000
Gordon Croft	$100,001 - $500,000	$100,001 - $500,000
Russell Croft	$100,001 - $500,000	$100,001 - $500,000

PROXY VOTING

Introduction. The Corporation has delegated proxy voting responsibilities to the Manager, subject to the Board’s general oversight.  The Manager is required under law to vote each Fund’s proxies in the Fund’s best economic interests.  The Manager has adopted its own Proxy Voting Policies and Procedures (“Policies”) for this purpose.  In addition, the Manager has established a Proxy Committee to oversee all proxy responsibilities and activities.  The Committee consists of the Manager’s President and Chief Compliance Officer.

The Manager’s General Proxy Voting Positions. The Manager has established general voting position on various common proxy proposals.  However, the Manager may, consistent with each Fund’s best economic interests, determine under certain circumstances to vote contrary to those positions.   The Manager’s proxy voting procedures are attached as Appendix B.

Requesting information on Proxy Votes.  Information regarding how funds voted proxies during the past 12 months ended June 30 is available without charge upon request.  Information is available by calling 800-551-0990, by transfer agent’s website (www.mutualss.com) or by SEC’s website (www.sec.gov).

PRINCIPAL SHAREHOLDERS

As of October 31, 2006 the following persons were the only persons who were record owners (or to the knowledge of the Corporation, beneficial owners) of 5% and 25% or more shares of the Funds.  Persons who owned of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act.

Name	Percentage
The Value Fund
Jupiter & Co. c/o Investors Bank & Trust c/o Croft Funds Corp. 300 Water Street Baltimore, Maryland 21202	_____
The Income Fund

Gordon Croft Limited Partnership

c/o Croft Funds Corp.

300 Water Street

Baltimore, Maryland 21202

J Glenn Hachey

Rebecca Tominack JT TEN

c/o Croft Funds Corp.

300 Water Street

Baltimore, Maryland 21202

Jupiter & Co.

c/o Investors Bank & Trust

c/o Croft Funds Corp.

300 Water Street

Baltimore, Maryland 21202

Edward L. Sanders PSP

c/o Croft Funds Corp.

300 Water Street

Baltimore, Maryland 21202

_____% _____% _____% _____%

As of July 31, 2006 the directors and officers of the Corporation, as a group, owned shares of the Funds in the percentages set forth below.

Percentage of Fund Owned by Directors and Officers of the Corporation
Value Fund	10.9%
Income Fund	9.7%

OTHER SERVICES

Custodial Arrangements.  US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 is the Funds’ custodian.  Accordingly, US Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds.  Upon instruction, US Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to the Funds’ portfolio securities.  US Bank also maintains certain accounts and records for the Funds.

Transfer and Shareholder Servicing Agent.  Mutual Shareholder Services (“MSS”) serves as transfer agent and shareholder servicing agent to the Funds pursuant to a Transfer Agent Agreement (the “Transfer Agent Agreement”). Under the Transfer Agent Agreement, MSS has agreed to, among other things, (i) issue and redeem shares of the Funds; (ii) address and mail all communications from the Funds to their shareholders, including reports, dividend and distribution notices, and proxy material for any shareholder meetings; (iii) respond to correspondence or inquiries from shareholders and others; (iv)  maintain shareholder accounts and certain sub-accounts; and (v) make periodic reports to the Corporation’s Board of Directors concerning the Funds’ operations.

Accounting Services Agreement.  Pursuant to an Accounting Services Agreement, MSS provides certain services to the Funds, including but not limited to: (i) calculate and transmit to NASDAQ each Fund’s daily net asset value per share, (ii) maintain and keep current all books and records of the Funds as required by Rule 31a-1 of the 1940 Act, (iii) provide the Funds and the Manager with daily portfolio valuation, net asset value calculation and other standard operational reports as requested from time to time, (iv) provide data for the preparation of semi-annual and annual financial statements and annual tax returns, and (v) provide facilities to accommodate annual audit and any regulatory examinations conducted by the SEC or any governmental or quasi-governmental entity with jurisdiction.

For the fiscal years ended April 30, 2004, 2005 and 2006, the Funds accrued and subsequently paid the following accounting services fees:

	Fees Accrued and Paid
	2004	2005	2006
Value Fund	$26,549	$24,006	$25,620
Income Fund	$27,450	$26,531	$27,450

Independent Registered Public Accountants.  The Funds’ independent registered public accountants are Cohen Fund Audit Services, Ltd. (formerly known as Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145.  They conduct an annual audit of the Funds’ financial statements, assist in the preparation of the Funds’ federal and state income tax returns and consult with the Funds and the Board as to matters of accounting and federal and state income taxation.

PORTFOLIO TRANSACTIONS

Brokerage and Research Services.  Transactions on stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions.  These commissions vary among different brokers.  Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.  There is generally no stated commission in the case of securities, such as U.S. Government Securities, traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up.  It is anticipated that most purchases and sales of short-term portfolio securities will be with the issuer or with major dealers in money market instruments acting as principals.  In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

When the Manager places orders for the purchase and sale of portfolio securities for a Fund and buys and sells securities for a Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers.  The Manager intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below.  In seeking the most favorable price and execution, the Manager considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the adviser’s clients. Consistent with this practice, the Manager may receive research, statistical and quotation services from many broker-dealers with which the Funds’ portfolio transactions are placed (including certain transactions in over-the-counter markets).  These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.  Some of these services may be of value to the Manager in advising various clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.  The management fees that the Funds pay to the Manager are not reduced because they receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Management Agreement, the Manager may cause the Funds to pay a broker-dealer that provides “brokerage and research services,” as defined in the Exchange Act, to the Manager an amount of disclosed compensation for effecting a securities transaction for the Funds in excess of the compensation that another broker-dealer would have charged for effecting that transaction.  The authority of the Manager to cause the Funds to pay greater commissions is subject to such policies as the Directors may adopt from time to time.

The total brokerage commissions that the Funds paid for the fiscal years ended April 30, 2004, 2005 and 2006 were $22,946, $16,088 and $13,293 respectively, for the Value Fund and $300, $0 and $285, respectively, for the Income Fund.

The Manager may not allocate brokerage transactions for any Fund on the basis of a broker’s sale of Fund shares.

Disclosure of Portfolio Holdings The Funds are required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  Each Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-Q and information posted on the Funds’ website, is public information.  All other information is non-public information. Additionally, the Manager and/or officers of the Company may periodically disclose each Fund's top ten portfolio holdings to current and potential shareholders.

The Funds have ongoing arrangements with third party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Funds.  These third party servicing agents are the Manager, Transfer Agent, Fund Accounting Agent and Custodian.    The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, and printers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.    This information is disclosed to third parties under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The Funds believe, based upon their size and history, that these are reasonable procedures to protect the confidentiality of the Funds’ portfolio holdings and will provide sufficient protection against personal trading based on the information.

Additionally, the Funds may disclose portfolio holdings to various entities in order for them to assign a rating or ranking to the Funds.  In these instances, portfolio holdings will be supplied no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about a Fund’s portfolio holdings without the specific approval of the Board.  The Manager must submit any proposed arrangement pursuant to which the Manager intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Manager, or any affiliated person of the Fund, or the Manager.  Additionally, the Manager, and any affiliated persons of the Manager, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Funds' portfolio holdings.

PURCHASES AND REDEMPTIONS

How to Purchase.  The procedures for purchase of Fund shares are summarized in the text of the Prospectus under “How to Buy Shares.”  Purchase requests must be in good order, as defined in the Prospectus.  Upon receipt of a purchase request in good order, the shareholder will receive a payment equal to the net asset value of the purchased shares next determined after the purchase request, in good order, has been received.  The Fund will accept purchase requests only on days the NYSE is open.

How to Redeem.  The procedures for redemption of Fund shares are summarized in the text of the Prospectus under “How to Redeem Shares.” Redemption requests must be in good order, as defined in the Prospectus.  Upon receipt of a redemption request in good order, the shareholder will receive a payment equal to the net asset value of the redeemed shares next determined after the redemption request, in good order, has been received.  The Fund will accept redemption requests only on days the NYSE is open.  Redemption proceeds will normally be forwarded on the next day on which the NYSE is open.  However, the Funds reserve the right to take up to seven days to make payment if, in the judgment of the Manager, the Funds could be adversely affected by immediate payment.  The proceeds of redemption may be more or less than the shareholder’s investment and may involve a capital gain or loss for tax purposes.  If the shares to be redeemed represent an investment made by check, the Funds reserve the right not to forward the proceeds of the redemption until the check has been collected.

The Funds may only suspend the right of redemption and may postpone payment: (i) when the NYSE is closed for other than customary weekends and holidays,  (ii) as permitted by the Securities and Exchange Commission (“SEC”) during periods when trading on the NYSE is restricted, (iii) as permitted by the SEC during any emergency which makes it impracticable for the Funds to dispose of its securities or to determine fairly the value of its net assets, or (iv) during any other period permitted by order of the SEC.

The Funds reserve the right to redeem shares and mail the proceeds to the shareholder if at any time the net asset value of the shares in the shareholder’s account in a Fund falls below a specified level, currently set at $1,000.  Shareholders will be notified and will have 30 days to bring the account up to the required level before any redemption action will be taken by a Fund.  The Funds also reserve the right to redeem shares to limit a shareholder’s account value to a specified maximum set from time to time by the Board of Directors.  No limit is presently in effect, but such a limit could be established at any time and could be applicable to existing and future shareholders.

Redemptions in-Kind.  The Funds intend to pay your redemption proceeds in cash.  However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of each Fund) the Funds reserve the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind).  The Funds have elected to be governed by Rule 18f-1 of the 1940 Act under which the Funds are obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period.  Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

Signature Guarantees.  If you request payment of proceeds to a third party or to a location other than your address of record or bank account of record, your redemption must be in writing and must include a signature guarantee.  Signature guarantees help protect you and your account against fraud.  You can obtain a signature guarantee at most banks and financial intermediaries.  A notary public cannot provide a signature guarantee.  You may not use fax to transmit a signature guarantee to a Fund.

How Net Asset Value is Determined.  As described in the Prospectus under “How Net Asset Value is Determined,” the net asset value per share of the Funds is determined once on each day on which the NYSE is open, as of the close of the NYSE.   The Corporation expects that the days, other than weekend days, that the NYSE will not be open are: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Funds’ portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price.  If there are no sales reported, as in the case of certain securities traded over-the-counter, the Funds’ portfolio securities will be valued by using the last reported bid price.  Many debt securities, including U.S. Government Securities, are traded in the over-the-counter market. Obligations having remaining maturities of 60 days or less are valued at amortized cost.  The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Funds would receive if the instruments were sold.  Consequently, changes in the market value of such portfolio instruments during periods of rising or falling interest rates will not be reflected either in the computation of the Funds’ net asset value.

Certain securities and assets of the Funds may be valued at fair value as determined in good faith by the Board of Directors or by persons acting at their direction in accordance with guidelines established by the Board of Directors.  The fair value of any restricted securities from time to time held by the Funds is determined by the Manager according to procedures approved by the Board of Directors.  Such valuations and procedures are reviewed periodically by the Board of Directors.  The fair value of these securities is generally determined as the amount which the Funds could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.  The valuation procedures applied in any specific instance are likely to vary from case to case.  However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities, including any registration expenses that might be borne by the Funds in connection with such disposition.  In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts’ reports regarding the issuer.

Generally, trading in corporate bonds, U.S. Government securities and short-term, fixed-income instruments is substantially completed each day at various times before the close of the NYSE.  The values of these securities used in determining the Funds’ net asset value of shares are computed as of such times.  Occasionally, events affecting the value of these securities may occur between such times and the close of the NYSE which will not be reflected in the computation of the Funds’ net asset value. If events materially affecting the value of a Fund’s securities occur during this period, these securities will be valued at their fair value as determined in good faith by the Board of Directors.

TAXES

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code.  In order to qualify, the Fund must, among other things:

(a)

derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities;

(b)

each year distribute at least 90% of its “investment company taxable income,” which, in general, consists of investment income and short-term capital gains; and

(c)

diversify its holdings so that, at the end of each fiscal quarter

(i)

at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and

(ii)

not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses if a Fund owns at least 20% of the voting power of such issuers.

By so qualifying, a Fund will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed.

A Fund is subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year (and certain undistributed amounts from prior years).  The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid such excise tax but can make no assurances that distributions will be sufficient to avoid this tax.

In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated, in part, as a return of capital.  A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares.  The Funds currently have no intention or policy to distribute amounts in excess of their earnings and profits.

It is expected that at least some of the distributions from the Funds will qualify for the dividends-received deduction for corporations to the extent that the Funds’ gross income was derived from qualifying dividends from domestic corporations.

All or portion of the net investment income distributions to an individual shareholder from the Funds may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).  In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Shareholders will receive annual information as to the tax status of distributions made by the Funds in each calendar year.

The Funds are required to withhold at the applicable withholding rates and remit to the U.S. Treasury any amounts of dividend income earned by any shareholder account for which an incorrect or no taxpayer identification number (“TIN”) has been provided or where the Funds are notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he is not subject to such withholding) or for which the shareholder has failed to certify that he or she is a U.S. person (including a U.S. resident alien).  In addition, the Funds will be required to withhold at the applicable withholding rates and remit to the U.S. Treasury any amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no TIN has been provided.

The foregoing relates to federal income taxation. Distributions from investment income and capital gains may also be subject to state and local taxes.  The Corporation is organized as a Maryland corporation.  Under current law, as long as the Funds qualify for the federal income tax treatment described above, it is believed that the Funds will not be liable for any income or franchise tax imposed by Maryland with respect to amounts distributed to shareholders.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to certain requirements.  Investment in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

DISTRIBUTIONS

Distributions from Net Investment Income.  The Funds pay out substantially all of their net investment income, (i.e., dividends, interest they receive from their investments, and short-term gains).  The Funds will declare and pay any such dividends annually and quarterly, respectively.

Distributions of Capital Gains.  Each Fund’s policy is to distribute annually substantially all of its net realized capital gain, if any, after giving effect to any available capital loss carryover.  Net realized capital gain is the excess of net realized long-term capital gain over net realized short-term capital loss.

Dividends and short-term capital gains distributions of each Fund are taxable as ordinary income.  Distributions of any long-term capital gains are treated as a gain from the sale or exchange of a capital asset held for more than one year, regardless of how long you may have owned shares in a Fund.  Distributions of net capital gains of a Fund will not qualify for the dividends-received deduction and will be taxable as long-term capital gain, taxable at the rate of 20% for property held for more than one year, whether received in cash or additional shares.

In order to avoid a liability for excise tax on undistributed income, the Internal Revenue Code of 1986, as amended, requires each Fund to distribute prior to calendar year end virtually all the ordinary income of the Fund on a calendar year basis, and to distribute virtually all of the capital gain net income realized in the one-year period ending each October 31 and not previously distributed.

Distributions will be taxable whether received in cash or in shares through the reinvestment of distributions.  A dividend paid to you by a Fund in January of a year generally is deemed to have been paid by the Fund and received by you on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.  The Funds will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

FINANCIAL STATEMENTS

The Corporation’s financial statements for the fiscal year ended April 30, 2006, including notes thereto and the report of the independent registered public accountants thereon have been filed with the SEC and are incorporated by reference into this SAI.

APPENDIX A:  CORPORATE BOND AND COMMERCIAL PAPER RATINGS

I.

Corporate Bond Ratings

A.

Description of Moody’s Investors Service, Inc.’s Corporate Bond Ratings:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba and B -- Bonds which are rated Ba or B are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B.

Description of Standard & Poor’s Corporation’s Corporate Bond Ratings:

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB and B -- Bonds rated BB or B are regarded, on balance, as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC -- Debt rated CCC has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The ‘CCC’ rating category also is used for debt subordinated to senior debt that is assigned an actual or implied ‘B’ or ‘B-’ rating.

II.

Commercial Paper Ratings

A.

Description of Moody’s Investors Service. Inc.’s Commercial Paper Ratings:

Moody’s Investors Service, Inc. evaluates the salient features that affect a Commercial Paper issuer’s financial and competitive position.  Its appraisal includes, but is not limited to, the review of such factors as: quality of management, industry strengths and risks, vulnerability to business cycles, competitive position, liquidity measurements, debt structure, operating trends and access to capital markets.  Differing degrees of weight are applied to these factors as deemed appropriate for individual situations.  Commercial Paper issuers rated “Prime-1” are judged to be of the best quality.  Their short-term debt obligations carry the smallest degree of investment risk.  Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.  While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.  Issuers in the Commercial Paper market rated “Prime-2” are of high quality.  Protection for short-term note holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness.  They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or intermediate term may be of greater amplitude.  Temporary increases in relative short and overall debt load may occur. Alternate means of financing remain assured.  Issuers rated among Prime-1 and Prime-2 categories are judged to be investment grade.

B.

Description of Standard & Poor’s Corporation Commercial Paper Ratings:

Standard & Poor’s Corporation describes its highest (“A”) rating for commercial paper as follows, with numbers l, 2 and 3 being used to denote relative strength within the “A” classification: Liquidity ratios are adequate to meet cash requirements.  Long-term senior debt rating should be “A” or better; in some instances “BBB” credits may be allowed if other factors outweigh the “BBB.”  The issuer should be well- established and the issuer should have a strong position within its industry.  The reliability and quality of management should be unquestioned.

Appendix B:  Croft-Leominster, Inc. Proxy Voting Procedures

I. Introduction

We, Croft-Leominster (the “Advisor”), have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of the clients of Croft-Leominster (“Clients”), in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940.  Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations.

Other terms:

The Advisor’s portfolio managers (“Portfolio Managers”)

The Advisor’s designated proxy officers (“Proxy Committee”)

The Advisor’s internal administrators (“Administrators”)

II. Statement of Polices and Procedures

A.

Client’s Best Interest- Proxies are always voted in the best interest of the Client and for their well-being, even at the expense of the Adviser

B.

Conflicts of Interest- All material conflicts are resolved for the benefit of the client.

a.

Determine if conflict exists

b.

Notify Clients of potential conflict and obtain consent before voting

c.

If consent is not granted the Advisor will refrain from voting on the conflicted issue

C.

Limitations- The Adviser may not vote proxies if the any following conditions are present

a.

If the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant

b.

The cost of voting the shares is prohibitive

c.

If a Client elects to vote on own behalf

D.

Oversight- The Proxy Committee will oversee all proxy responsibilities.

a.

Proxy Committee member include the Advisor president and chief compliance officer.

b.

Proxy Committee members will review policies for timeliness and cost effectiveness on an ongoing basis.

E.

Availability of Polices and Procedures- After initial notification to our Clients, it is also available upon request.

F.

Disclosure of Proxy Voting Record – The Advisor will the make the voting record available to clients upon request within 15 days of the receiving a written request unless the client's votes are done by a third party hired by the client, in which case they remain unavailable (of course, the Advisor's clients have the right to vote proxies on portfolio securities themselves, or to hire a third party to vote proxies)

a.

The Advisor will make the proxy voting record similarly available to Croft Funds’ shareholders upon request; this will be disclosed in the Fund Prospectus. Additionally, beginning Aug 30th, 2004 form NP-X detailing the previous year’s proxy vote will we filed with the SEC and available to the public.

  III. Responsibility and Oversight

A.

The Advisor’s Compliance officer is responsible for overseeing the voting process and the Advisor’s traders are responsible for administering the votes and recording them.

B.

Documentation- The advisor will keep accurate records of all voted proxies including the issue, date, and way the shares were voted.  The Policies and Procedures will be reviewed annually for potential updates or clarification.

C.

The Advisor’s administrators will be responsible for notifying clients of a potential conflict of interests.

IV. Policies and Procedures

A.

Client Direction- The Advisor’s responsibility for voting proxies are determined generally by its obligations under each advisory contract or similar document.

B.

Voting Process

a.

Receive Proxies

i.

Administrators receive proxies and make the Portfolio Managers aware of them.

b.

Portfolio managers will then review and assess proxy issues, and if a conflict of interest is suspected, a meeting of the portfolio managers will occur to decide if a conflict actually exists.

i.

A conflict of interest will be declared if the client’s interests are at odds with those of the Advisor, the portfolio managers, the analysts or those with a pecuniary interest in the Advisor.

ii.

If the Portfolio Managers determine there is a conflict of interest they will establish if the conflict is economically meaningful or potentially economically meaningful in nature.

iii.

If the conflict is determined to be economically meaningful or potentially economically meaningful in nature the Administrators will notify the relevant clients (via mail or fax) of the conflict and obtain consent to vote on the client’s behalf.

iv.

If the client refuses their consent, or if the issue is not economically meaningful, the Advisor will not vote.

v.

If the Advisor believes the issue to be economically meaningful and does not have client consent to vote on their behalf, the Advisor will urge the client to vote on their own behalf without giving an opinion about which way to vote.

vi.

If the client fails to respond to a request for consent the Advisor will vote on the client’s behalf and disclose to the client in a memo the independent reasons supporting the advisors vote and how that vote represented the best interests of the client.

c.

Administrators are responsible for giving proxies to Portfolio Managers for all decisions regardless or nature (routine, specialized etc.) of the issues up for vote.

d.

 Portfolio managers are responsible for the proxy vote decisions, but they may take recommendations from analysts.

i.

Portfolio Managers will consider the impact on the share value for at least the expected holding period for the stock.

1.

Analysts may be asked for their input or for research to aide the Portfolio Manager’s decision.

ii.

Portfolio Managers will also determine whether or not an issue is economically meaningful.

iii.

Non-economically meaningful issues will usually be voted with company mgmt. unless costs to the Advisor are prohibitive or the issue has symbolic significance that the Portfolio Manager believes could affect share value.

e.

The Advisor’s administrators are responsible for carrying out vote in accordance with the portfolio manager’s decision.

i.

Portfolio Managers will disclose their decision verbally or in writing directly to the administrators. Administrators will clarify any confusing or contradictory directives.

ii.

Administrators will notify the appropriate institutions via mail, or if possible, secure email.

f.

The Administrator will record the vote.

i.

Excel files will be kept consistent with Section C of these procedures.

C.

Record Keeping- In accordance with Rule 204-2(c) the adviser will keep records of the following:

a.

The proxy policy and procedures

b.

Copies of the Proxy statements- the Advisor will rely or EDGAR (a service of the SEC, EDGAR is a public database of all statements filed by public companies whether foreign or domestic) or a third party.

c.

Record of each vote cast

d.

A record of the basis for the decision

e.

All written requests from clients for specific voting direction

f.

For the Croft Funds these additional records will be kept

i.

Client requests for proxy voting information

ii.

Any materials prepared by the Advisor that were material in making a proxy voting decision.

D.

Duration- Proxy voting records should be available for at least 5 years and in the office of the Advisor for at least two.

PART C

OTHER INFORMATION

Item 23.   EXHIBITS

(a)

Articles of Incorporation, filed as Exhibit (1) to the Registrant's Initial Registration Statement filed on July 22, 1994 are incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 5, as filed on June 29, 1998.

(b)

By-Laws, filed as Exhibit (2) to the Registrant's Initial Registration Statement filed on July 22, 1994 are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 5, as filed on June 29, 1998.

(c)

Inapplicable

(d)

Management Contract between Registrant and Croft-Leominster, Inc. filed as Exhibit (5) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 5, as filed on June 29, 1998.

(e)

Inapplicable

(f)

Inapplicable

(g)

Custodian Agreement between Registrant and Star Bank (currently US Bank), N.A. dated August 19, 1994 filed as Exhibit (8) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 5, as filed on June 29, 1998.

(h)(1)

Transfer Agent Agreement between Croft-Leominster Income Fund and Mutual Shareholder Services, LLC dated July 6, 2001 filed as Exhibit (h)(4) to Post-Effective Amendment No. 8 on the Registrant's Registration Statement on Form N-1A filed on August 20, 2001 is incorporated by reference.

(h)(2)

Transfer Agent Agreement between Croft-Leominster Value Fund and Mutual Shareholder Services, LLC dated July 6, 2001 filed as Exhibit (h)(5) to Post-Effective Amendment No. 8 on the Registrant's Registration Statement on Form N-1A filed on August 20, 2001 is incorporated by reference.

(h)(3)

Accounting Services Agreement between Croft-Leominster Income Fund and Mutual Shareholder Services, LLC dated July 6, 2001 filed as Exhibit (h)(6) to Post-Effective Amendment No. 8 on the Registrant's Registration Statement on Form N-1A filed on August 20, 2001 is incorporated by reference.

(h)(4)

Accounting Services Agreement between Croft-Leominster Value Fund and Mutual Shareholder Services, LLC dated July 6, 2001 filed as Exhibit (h)(7) to Post-Effective Amendment No. 8 on the Registrant's Registration Statement on Form N-1A filed on August 20, 2001 is incorporated by reference.

(i)(1)

Opinion of Thompson Hine LLP, filed as Exhibit (99.23.i) to Post-Effective Amendment No. 11 on the Registrant’s Registration Statement on Form N-1A filed on August 30, 2004 is incorporated by reference.

(i)(2)

Consent of Thompson Hine LLP is filed herewith.

(j)

Consent of Independent Registered Public Accountants, Cohen Fund Audit Services, Ltd., is filed herewith.

(k)

Inapplicable

(l)

Purchase Agreement between Registrant and Croft-Leominster, Inc. filed as Exhibit (13) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is incorporated by reference to Exhibit (l) of Post-Effective Amendment No. 5, as filed on June 29, 1998.

(m)

Distribution Plan filed as Exhibit (15) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on November 10, 1994 is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 5, as filed on June 29, 1998.

(n)

Inapplicable

(o)

Reserved

(p)(1)

Amended Code of Ethics for the Croft Funds Corporation, filed as Exhibit 99.23.p to Post-Effective Amendment No. 12 on the Registrant’s Registration Statement on Form N-1A on July 20, 2005 is incorporated by reference.

(p)(2)

Code of Ethics for Croft-Leominster, Inc., filed as Exhibit (99.23.p) to Post-Effective Amendment No. 11 on the Registrant's Registration Statement on Form N-1A on August 30, 2004 is incorporated by reference.

(q)

Powers of Attorney of the officers and directors of the Registrant, filed as Exhibit (99.23.q) to Post-Effective Amendment No. 10 on the Registrant’s Registration Statement on Form N-1A on September 2, 2003 is incorporated by reference.

Item 24.

Persons Controlled By or Under Common Control with the Fund

None

Item 25.

Indemnification

The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law.  The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law.  The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions of Maryland law and the Articles of Incorporation of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the corporation in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.

Business and other Connections of the Investment Adviser

The Manager is a Maryland corporation that was organized in 1989.  The Manager's principal place of business is at Canton House, 300 Water Street, Baltimore, Maryland 21202.  It is in the business of providing investment advice and related services, and is registered with the Securities and Exchange Commission as an investment adviser.  The Manager has prior experience as a General Partner of several limited partnerships that invest in securities, and its principal staff has substantial investment experience.

The names and prior experience of the Officers and Directors of the Manager during the past two years are set forth below.  The principal business address of each person listed below (as it relates to the Manager) is Canton House, 300 Water Street, Baltimore, Maryland 21202.

Name and Position with Croft-Leominster, Inc.	Prior Two Years Experience

L. Gordon Croft Director, Chief Investment Officer and Vice President	Vice President, Chief Investment Officer and Director of Croft-Leominster, Inc. since 1989.

Kent Croft President and Director	President, Croft-Leominster, Inc. since 1989.

George Russell Croft Vice President and Treasurer	Vice President, Croft-Leominster, Inc. since 2001.

Item 27.

Principal Underwriters

None

Item 28.

Location of Accounts and Records

All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Registrant’s transfer agent (transfer agency and shareholder records), 8000 Town Centre, Suite 400, Broadview Heights, OH  44147, the offices of Registrant's manager (corporate records, journals, ledgers, receipts, and brokerage orders), 300 Water Street, Baltimore, MD 21202, or at the offices of Registrant’s custodian (custody records), 425 Walnut Street, Cincinnati, OH 45202.

Item 29.

Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.

Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Investment Company Act, the Registrant has duly caused this Post-Effective Amendment No. 14 to Registration Statement No. 33-81926 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on the 5th day of September,2006.

CROFT FUNDS CORPORATION

By:   /s/ Kent G. Croft

Kent G. Croft, President and Director

As required by the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature

Title

* George D. Edwards, II

Director

*Charles J. McLaughlin

Director

*By:      /s/ Kent G. Croft

Date:

9/5/06

Kent G. Croft

Attorney in fact

    /s/ Kent G. Croft

President and Director

Date:

9/5/06

Kent G. Croft

 /s/  Philip N. Vong

Treasurer/Principal Financial

Date:

9/5/06

Philip N. Vong

Officer/Principal Accounting

Officer

EXHIBIT INDEX

PAGE

1.

Consent of Thompson Hine LLP.

EX-99.23.i.ii

2.

Consent of Cohen Fund Audit Services, Ltd.

EX-99.23.j